Exhibit A

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the parties executed this Joint Filing Agreement on July 21, 2026.

Lumina Capital Management Ltda.

By:	/s/ Daniel Goldberg
Name:	Daniel Goldberg
Title:	Director

By:	/s/ Catarina Rodrigues
Name:	Catarina Rodrigues
Title:	Director

LCM Bigbang Fundo de Investimento em Participações Multiestratégia Responsabilidade Limitada

By:	/s/ Daniel Goldberg
Name:	Daniel Goldberg
Title:	Director

By:	/s/ Catarina Rodrigues
Name:	Catarina Rodrigues
Title:	Director

Lumina CC-IIIA, LP

By:	/s/ Daniel Goldberg
Name:	Daniel Goldberg
Title:	Director

By:	/s/ Catarina Rodrigues
Name:	Catarina Rodrigues
Title:	Director

Lumina CC-IIIB, LP

By:	/s/ Daniel Goldberg
Name:	Daniel Goldberg
Title:	Director

By:	/s/ Catarina Rodrigues
Name:	Catarina Rodrigues
Title:	Director

Lumina CC-IIIC, LP

By:	/s/ Daniel Goldberg
Name:	Daniel Goldberg
Title:	Director

By:	/s/ Catarina Rodrigues
Name:	Catarina Rodrigues
Title:	Director

Lumina III Brasil Offshore Investments Company, LP

By:	/s/ Daniel Goldberg
Name:	Daniel Goldberg
Title:	Director

By:	/s/ Catarina Rodrigues
Name:	Catarina Rodrigues
Title:	Director

LUMINA STRATEGIC SOLUTIONS
FUND II (A) LP

By:	/s/ Daniel Goldberg
Name:	Daniel Goldberg
Title:	Director

By:	/s/ Catarina Rodrigues
Name:	Catarina Rodrigues
Title:	Director

LUMINA STRATEGIC SOLUTIONS
FUND II (B) LP

By:	/s/ Daniel Goldberg
Name:	Daniel Goldberg
Title:	Director

By:	/s/ Catarina Rodrigues
Name:	Catarina Rodrigues
Title:	Director

LUMINA STRATEGIC SOLUTIONS
FUND II (C) LP

By:	/s/ Daniel Goldberg
Name:	Daniel Goldberg
Title:	Director

By:	/s/ Catarina Rodrigues
Name:	Catarina Rodrigues
Title:	Director

LUMINA BRASIL OFFSHORE INVESTMENTS COMPANY LP

By:	/s/ Daniel Goldberg
Name:	Daniel Goldberg
Title:	Director

By:	/s/ Catarina Rodrigues
Name:	Catarina Rodrigues
Title:	Director